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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): October 10, 2005

                                METALS USA, INC.
               (Exact Name of Registrant as Specified in Charter)


    Delaware                    1-13123                   76-0533626
(State or Other               (Commission          (IRS Employer Identification
Jurisdiction of               File Number)                   No.)
Incorporation)



        One Riverway, Suite 1100
             Houston, Texas                            77056
(Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code:  (713) 965-0990

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

         On October 10, 2005, Metals USA, Inc. (the "Company") announced the appointment of Robert C. McPherson III as Senior Vice President and Chief Financial Officer effective upon closing of the pending transactions (the "Merger") contemplated by that certain Agreement and Plan of Merger, dated as of May 18, 2005, by and among the Company, Flag Holdings Corporation, a Delaware corporation ("Parent"), Flag Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of Flag Holdings Corporation ("Merger Sub"). Mr. McPherson will replace Terry L. Freeman, the Company's current Chief Financial Officer, who plans to resign upon completion of the Merger to pursue other interests. If the Merger is not consummated, Mr. Freeman has informed the Company of his intention to remain as the Company's Chief Financial Officer. The Company also announced the promotion of Gerard Papazian to President of the Building Products Group, succeeding Mr. McPherson, effective at the same time. A copy of the press release relating to such announcement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         As a result of Mr. Freeman's pending resignation if the Merger is consummated, his Employment Agreement, dated as of May 17, 2005, by and between Mr. Freeman and Merger Sub, Non-Qualified Stock Option Agreement, dated as of May 17, 2005, by and between Mr. Freeman and Parent, and Subscription Agreement, dated as of May 17, 2005, by and between Mr. Freeman and Parent, have been terminated and have no further force and effect. Accordingly, if the Merger is consummated, Mr. Freeman will not (i) make any equity investment in Parent or convert any portion of his shares of Metals USA common stock, par value $0.01 per share ("Common Stock"), right to receive shares of Metals USA Common Stock, and options and warrants to acquire shares of Metals USA Common Stock into equity of Parent; (ii) have any ownership in Parent, Merger Sub or the surviving corporation following the consummation of the Merger; (iii) receive any stock options to purchase shares of Parent's common stock under Parent's stock option incentive plan, non-qualified stock option agreement or otherwise; and (iv) be party to Parent's investor rights agreement.

         On October 11, 2005, the Company announced that it had agreed in principle to resolve a consolidated class action lawsuit brought against it and each of its directors in the Court of Chancery of the State of Delaware (the "Court"), in and for New Castle County. The class action is a consolidation of two lawsuits (Robert I. Mawinney v. James E. Bolin, et al., C.A. No. 1367-N and Taam Associates, Inc. v. James E. Bolin, et al., C.A. No. 1383-N) related to the Merger. Under the proposed settlement, among other things, the plaintiffs' claims will be extinguished and Parent will agree to waive, under certain circumstances, its right to receive any portion of the termination fee payable under the merger agreement in excess of $13.6 million (representing a reduction of approximately 20% of the termination fee). The Company continues to deny that it has engaged in any wrongful acts and is entering into this settlement to solely for the purpose of eliminating the burden and expense of future litigation. The proposed settlement is subject to, among other things, final approval of the Court and consummation of the pending Merger. Upon approval of the proposed settlement by the Court, plaintiffs' attorneys are expected to apply for an award of attorneys' fees and expenses. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

         The information in this Form 8-K and the exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, unless expressly set forth by specific reference in such filing.


Item 9.01.    Financial Statements and Exhibits.

(c) Exhibits.

   99.1    Press release issued by Metals USA, Inc., dated October 10, 2005.

   99.2    Press release issued by Metals USA, Inc., dated October 11, 2005.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Metals USA, Inc.
                                    (Registrant)


Date:  October  11, 2005            By: /s/ John A. Hageman
                                        -------------------
                                        Name:  John A. Hageman
                                        Title: Chief Legal Officer and Secretary

                                  EXHIBIT INDEX

EXHIBIT
NUMBER         DESCRIPTION
------         -----------
99.1           Press release issued by Metals USA, Inc., dated October 10, 2005.
99.2           Press release issued by Metals USA, Inc., dated October 11, 2005.

                                                                    EXHIBIT 99.1

Press Release                                           Source: Metals USA, Inc.


Metals USA, Inc. to Appoint Robert C. McPherson Senior Vice President and Chief Financial Officer upon Closing of Pending Acquisition


Monday October 10, 6:00 am ET


Gerard Papazian to Be Named President, Building Products Group

HOUSTON--(BUSINESS WIRE)--Oct. 10, 2005--Metals USA, Inc. (NASDAQ:MUSA - News) announced today that it will appoint Robert C. McPherson III as Senior Vice President and Chief Financial Officer effective upon closing of the pending acquisition of the Company by affiliates of Apollo Management, L.P. Mr. McPherson will replace Terry L. Freeman, the Company's current Chief Financial Officer, who plans to resign upon completion of the transaction with Apollo to pursue other interests.

Mr. McPherson, who joined the Company in March 2003, was most recently Senior Vice President and President of the Company's Building Products Group, and prior to that Senior Vice President, Business Development. Before joining the Company, Mr. McPherson worked for California Steel Industries, Inc. as Controller and Treasurer. In advance of the formal transition, Mr. McPherson has already begun to spend substantial time and effort in order to take on responsibility for day-to-day financial management activities following completion of the Apollo acquisition.

"Metals USA is delighted to have someone of Robert's experience and know-how in this important position," said C. Lourenco Goncalves, President and Chief Executive Officer. "His tenure as President of our Building Products Group clearly demonstrates his leadership skills, ability to integrate different parts of the business and passion for results. The Company and I are appreciative of the many contributions by Terry Freeman over the past eight years and we wish him well in his future endeavors."

The Company also announced the promotion of Gerard Papazian to President of the Building Products Group, succeeding Mr.McPherson, effective at the same time. Mr. Papazian, who has been with the Company the past five years, currently serves as Vice President of Operations for the Building Products Group and has over 20 years of experience in senior management positions in the building products industry.

"As we move to being private, we are fortunate to have both Robert McPherson and Gerard Papazian in key leadership roles," said Mr. Goncalves. "We have a strong management team, with highly experienced individuals, and a loyal and dedicated staff. We are highly optimistic regarding our opportunities as we enter this new, exciting phase of our Company's history."

About Metals USA

Metals USA provides a wide range of products and services in the heavy carbon steel, flat-rolled steel, specialty metals, and building products markets. For more information, visit the company's website at www.metalsusa.com. The information contained in this release is limited and the

Company encourages interested parties to read the Company's SEC filings, including its Form 10-Ks and 10Qs, which are on file with the Securities and Exchange Commission for more complete information. Additionally, copies of the Company's filings with the Securities and Exchange Commission together with press releases and other information investors may find of benefit can be found at the Company's website at www.metalsusa.com.

This press release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause the actual results, performance or achievement of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those disclosed in the Company's periodic filings with the Securities and Exchange Commission.

 About the Transaction

In connection with the proposed merger, Metals USA filed a definitive proxy statement and other relevant materials with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement and other relevant materials filed by Metals USA at the Securities and Exchange Commission's website at http://www.sec.gov. The proxy statement and other relevant materials may also be obtained for free from Metals USA's website at www.metalsusa.com under the Investor Relations Tab or by directing such request to Metals USA, Attention: Investor Relations, One Riverway, Suite 1100, Houston, Texas 77056. Investors and security holders are advised to read the proxystatement (including any amendments and supplements) and such other documents, because they contain important information.

Metals USA and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Metals USA's participants in the solicitation is set forth in the proxy statement relating to the merger.



Contact:
     Metals USA, Inc.
     Lourenco Goncalves, 713-965-0990

                                                                    EXHIBIT 99.2

Press Release                                           Source: Metals USA, Inc.


Metals USA, Inc. Announces the Settlement of Class Action Lawsuit Related to Pending Acquisition
Tuesday October 11, 6:00 am ET


HOUSTON--(BUSINESS WIRE)--Oct.11,2005--Metals USA, Inc.(NASDAQ:MUSA - News) announced today that it has agreed in principle to resolve a consolidated class action lawsuit brought against it and each of its directors in the Court of Chancery of the State of Delaware, in and for New Castle County. The class action is a consolidation of two lawsuits (Robert I. Mawinney v. James E. Bolin, et al., C.A. No. 1367-N and Taam Associates, Inc. v. James E. Bolin, et al., C.A. No. 1383-N) related to the pending acquisition of the Company by affiliates of Apollo Management, L.P ("Apollo").

Under the proposed settlement, among other things, the plaintiffs' claims will be extinguished and Apollo will agree to waive, under certain circumstances, its right to receive any portion of the termination fee payable under the merger agreement in excess of $13.6 million (representing a reduction of approximately 20% of the termination fee). The Company continues to deny that it has engaged in any wrongful acts and is entering into this settlement solely for the purpose of eliminating the burden and expense of future litigation.

The proposed settlement is subject to, among other things, final approval of the Court and consummation of the pending acquisition. As described in the Company's proxy statement for its shareholder meeting to consider the Apollo transaction, the consummation of the pending acquisition is subject to several conditions precedent, including obtaining financing sufficient to fund the transaction. No assurances can be made that such conditions will be met or waivers to these conditions will be obtained. Upon approval of the proposed settlement by the Courts, plaintiff's attorneys are expected to apply for an award of attorneys' fees and expenses.

About Metals USA

Metals USA provides a wide range of products and services in the heavy carbon steel, flat-rolled steel, specialty metals, and building products markets. For more information, visit the company's website at www.metalsusa.com. The information contained in this release is limited and the Company encourages interested parties to read the Company's SEC filings, including its Form 10-Ks and 10Qs, which are on file with the Securities and Exchange Commission for more complete information. Additionally, copies of the Company's filings with the Securities and Exchange Commission together with press releases and other information investors may find of benefit can be found at the Company's website at www.metalsusa.com.

This press release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the Company's control which may cause the actual results, performance or achievement of the Company to be materially different from the results, performance or other expectations implied by these forward-looking statements. These factors include, but are not limited to, those disclosed in the Company's periodic filings with the Securities and Exchange Commission.

About the Transaction

In connection with the proposed merger, Metals USA filed a definitive proxy statement and other relevant materials with the Securities and Exchange Commission. Investors and security holders may obtain a free copy of the proxy statement and other relevant materials filed by Metals USA at the Securities and Exchange Commission's website at http://www.sec.gov. The proxy statement and other relevant materials may also be obtained for free from Metals USA's website at www.metalsusa.com under the Investor Relations Tab or by directing such request to Metals USA, Attention: Investor Relations, One Riverway, Suite 1100, Houston,Texas 77056. Investors and security holders are advised to read the proxy statement (including any amendments and supplements) and such other documents, because they contain important information.

Metals USA and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information concerning the interests of Metals USA's participants in the solicitation is set forth in the proxy statement relating to the merger.

Contact:
     Metals USA, Inc.
     Terry L. Freeman, 713-965-0990